UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2020

ARMADA HOFFLER PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35908	46-1214914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Central Park Avenue		,	Suite 2100
Virginia Beach	,	Virginia		23462
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (757) 366-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AHH	New York Stock Exchange
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	AHHPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On April 2, 2020, Armada Hoffler Properties Inc. (the “Company”) issued a press release to announce that it is withdrawing its previously announced full year 2020 guidance due to the potential impact of the coronavirus disease 2019 (“COVID-19”) pandemic and to provide certain other business updates as a result of the COVID-19 pandemic. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated in this Item 7.01 by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

Business Update

As a result of the global outbreak of the COVID-2019 pandemic, the Company is filing this Current Report on Form 8-K in order to update certain trends and other disclosure contained in its filings with the Securities and Exchange Commission.

The Company has been carefully monitoring the COVID-19 pandemic and its impact on the Company’s business. The Company’s first priority is the health and safety of its employees, tenants and residents, caregivers.

On April 2, 2020, the Company issued a press release announcing the withdrawal of its previously issued full-year 2020 earnings guidance as a result of the pandemic.

The Company remains in close contact with its retail tenants to help them navigate the adverse impacts from the COVID-19 pandemic in light of store closures affecting a significant number of our retail tenants as a result of government-mandated quarantines and shelter-in-place orders, which are generally not applicable to our grocery store and certain other tenants. As of the date of this Current Report on Form 8-K, the Company’s office and multifamily properties continue to meet the Company’s expectations. In addition, the Company’s third-party construction backlog remains robust and the Company’s construction job sites remain open and active while operating in accordance with local guidelines. As previously announced, the Company has proactively deferred the previously announced Chronicle Mill, Southern Post, and Ten Tryon development projects in order to provide additional balance sheet flexibility until economic conditions stabilize, each of which had previously been scheduled to commence during the second quarter of 2020. The Company also announced that both Summit Place and Wills Wharf remain on schedule for delivery in 2020 as previously disclosed with sufficient construction loan commitments to fund the remaining estimated costs to complete.

Risk Factor Update

The Company is updating its risk factor disclosure in Part I, Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2019 as follows:

The ongoing COVID-19 pandemic and measures intended to prevent its spread could have a material adverse effect on our business, results of operations, cash flows and financial condition.

In December 2019, COVID-19 was first reported in Wuhan, China, and on March 11, 2020, the World Health Organization declared COVID-19 a pandemic. The pandemic has led governments and other authorities around the world, including federal, state and local authorities in the United States, to impose measures intended to control its spread, including restrictions on freedom of movement and business operations such as travel bans, border closings, business closures, quarantines and shelter-in-place orders.

The impact of the COVID-19 pandemic and measures to prevent its spread could materially and adversely affect our businesses in a number of ways. Our rental revenue and operating results depend significantly on the occupancy levels at our properties and the ability of our tenants to meet their rent and other obligations to us. In our retail and office portfolios, tenants that experience deteriorating financial conditions as a result of the COVID-19 pandemic may be unwilling or unable to pay rent in full on a timely basis or at all. In some cases, we may have to restructure tenants’ long-term rent obligations and may not be able to do so on terms that are as favorable to us as those currently in place. Certain of our office and retail tenants may incur significant costs or losses responding to the COVID-19 pandemic, lose business due to any interruption in the operations of our properties or incur other losses or liabilities related to shelter-in-place orders, quarantines, infection or other related factors. In addition, numerous state, local, federal and industry-initiated efforts may also affect our ability to collect rent or enforce remedies for the failure to pay rent, particularly with respect to our multifamily properties. Additionally, borrowers under our mezzanine loan program may be unable to satisfy their obligations to us as a result of the deterioration of their businesses as a result of the pandemic.

The COVID-19 pandemic has also caused, and is likely to continue to cause, severe economic, market and other disruptions worldwide. We cannot assure you that conditions in the bank lending, capital and other financial markets will not continue to deteriorate as a result of the pandemic, or that our access to capital and other sources of funding will not become constrained, which could adversely affect the availability and terms of future borrowings, renewals or refinancings. In addition, the deterioration of global economic conditions as a result of the pandemic may ultimately decrease occupancy levels and rents across our portfolio as tenants and residents reduce or defer their spending, which could adversely affect the value of our properties.

The extent of the COVID-19 pandemic’s effect on our operational and financial performance will depend on future developments, including the duration, spread and intensity of the pandemic, all of which are uncertain and difficult to predict. Due to the speed with which the situation is developing, we are not able at this time to estimate the effect of these factors on our business, but the adverse impact on our business, results of operations, financial condition and cash flows could be material.

Cautionary Note Regarding Forward-Looking Statements

Certain matters in this Item 8.01 of Form 8-K are discussed using forward-looking language as specified in the Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statements. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the Securities and Exchange Commission. These factors include, without limitation: (a) the impact of the COVID-19 pandemic on macroeconomic conditions and economic conditions in the markets in which the Company operates, including, among others: (i) disruptions in, or a lack of access to, the capital markets or disruptions in the Company’s ability to draw amounts under its credit facility or to borrow amounts subject to existing construction loan commitments, (ii) adverse impacts to the Company’s tenants’ and other third parties’ businesses that adversely affect the ability and willingness of the Company’s tenants other third parties to satisfy their obligations to the Company, (iii) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases or to re-lease the Company’s properties on the same or better terms in the event of nonrenewal or early termination of existing leases, and (iv) federal, state and local government initiatives to mitigate the impact of the COVID-19 pandemic, including additional restrictions on business activities, shelter-in-place orders and other restrictions, and the timing and amount of economic stimulus or other initiatives; (b) the Company’s ability to consummate previously disclosed acquisitions and dispositions, or to commence construction on development projects, in each case on the timeframes and on terms currently anticipated; (c) the Company’s ability to accurately assess and predict the impact of the COVID-19 pandemic on its results of operations, financial condition, acquisition and disposition activities and growth opportunities; and (d) the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and in other filings the Company makes from time to time with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated April 2, 2020.

104	Cover Page formatted in Inline XBRL - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMADA HOFFLER PROPERTIES, INC.

Dated: April 2, 2020	By:	/s/ Michael P. O'Hara
Michael P. O'Hara
Chief Financial Officer, Treasurer, and Secretary